UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          01/26/2006
                                                 -------------------------------

                                LNB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

                 Ohio                     0-13203             34-1406303
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       (State or other jurisdiction      (Commission        (I.R.S. Employer
            of incorporation)            File Number)       Identification No.)

            457 Broadway, Lorain, Ohio                           44052-1769
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (440) 244-6000
                                                        ------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

On January 26, 2006, the registrant issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2005. The press release is attached as Exhibit No. 99.1

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

99.1 Press Release issued by LNB BANCORP, INC., announcing the results of operations for the fourth quarter and year ended December 31, 2005.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     LNB BANCORP, INC.
                                                     -----------------
                                                     (Registrant)


Date: January 27, 2006
                                                     /s/ Terry M. White
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                                                     Terry M. White
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary